Dreyfus

BASIC Intermediate

Municipal Bond Portfolio

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                                  Dreyfus BASIC

                                         Intermediate Municipal  Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Intermediate Municipal Bond Portfolio, covering the 12-month period from September 1, 1999 through August 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with
the    portfolio    manager,    Douglas    Gaylor.

The   U.S.   economy  grew  strongly  over  the  past  year  in  an  environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates four times during the reporting period before signs of moderation began to appear in June 2000.

Although higher interest rates led to lower municipal bond prices during the first half of the reporting period, supply-and-demand factors unique to the municipal bond market helped promote price improvement over the last six months of the period. Because of robust economic growth, many municipalities had little need to borrow during the reporting period, creating a reduced supply of new issues, while demand from individual investors strengthened.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC Intermediate Municipal Bond Portfolio.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

September 15, 2000




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus BASIC Intermediate Municipal Bond Portfolio perform during the period?

For the 12-month period ended August 31, 2000, the portfolio achieved a 6.36% total return.(1) In comparison, the Lipper Intermediate Municipal Debt Funds category average produced a return of 4.97% for the same period.(2)

We attribute the portfolio's good relative performance to our security selection strategy, which emphasized investments -- such as discount bonds -- that performed particularly well during the second half of the reporting period as
the    overall    municipal    bond    market    rallied.

What is the portfolio's investment approach?

The portfolio's goal is to earn a high level of federally tax-exempt income from a diversified portfolio of intermediate-term municipal bonds. In pursuit of this objective, we conduct rigorous analysis of each individual bond's structure. Within the context of our bond structure analyses, we strive to maximize income and achieve a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

We also look for bonds that can potentially provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only
look   for   bonds   that   we   expect   to   provide   highly
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

competitive yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

The portfolio was alternately unfavorably and favorably influenced over the past
year    by    changing    economic    and    market    conditions.

When the reporting period began on September 1, 1999, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once in late 1999 and three times during the first half of 2000 for a total increase of 1.25 percentage points during the reporting period. Higher interest rates and inflation fears eroded the prices of most municipal bonds during the first half of the reporting period. This erosion was especially severe among the out-of-favor discount bonds that comprised the portfolio's core holdings.

However, those out-of-favor bonds recovered strongly during the second half of the reporting period, when the municipal bond market rallied. The rally was caused in part by signs of an economic slowdown: fewer housing starts, moderating growth and little change in the core inflation rate suggested that the Fed's restrictive monetary policies could be near an end.

In addition, the market rally was partly the result of the ongoing strength of the national, state and local economies, which helped keep municipal bond yields relatively low, and prices high, compared to taxable bonds for much of the reporting period. Many states and municipalities enjoyed higher tax revenues and budget surpluses. This curtailed their need to borrow and resulted in a sharply reduced supply of securities. At the same time, demand for municipal bonds has been strong from individuals seeking to protect wealth created by the strong economy and rising stock market. When demand rises and supply falls, prices of
existing    bonds    tend    to    move    higher.


What is the portfolio's current strategy?

We have recently been rebalancing the portfolio' s holdings. As previously out-of-favor bonds appreciated during the recent market rally, we have attempted to lock in gains by selling them at attractive prices. We have found the greatest demand -- and therefore the most attractive prices -- among bonds in the 10- to 15-year maturity range. For the most part, we have replaced those bonds with income-oriented bonds, especially those from areas with high state income taxes, in the same maturity range. However, because these new holdings generally were not purchased at deep discounts to their face value, their sensitivity to changing interest rates -- also referred to as duration -- is not as great as the bonds they replaced.

Accordingly, the portfolio' s average effective duration has recently been modestly reduced from the very long posture reached during the winter of 2000. This position reflects the current structure of the bonds within the portfolio, and is not the result of interest-rate forecasting, which we prefer to avoid. Of course, the portfolio' s composition and maturity structure are subject to change.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                       The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC Intermediate Municipal Bond Portfolio and the Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/00



                                                                Inception                                                From
                                                                  Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             5/4/94             6.36%              5.55%             6.16%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO ON 5/4/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/4/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE PORTFOLIO, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE PORTFOLIO. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

August 31, 2000



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.7%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--.2%

Hemet, COP (Capital Projects) 6.50%, 2/1/2003                                                   200,000                  207,638

COLORADO--4.5%

Arapahoe County (School District Number 1, Englewood)

   4.50%, 12/1/2016 (Insured; FSA)                                                            1,710,000                1,523,473

Denver City and County, Airport Revenue

   7.25%, 11/15/2007                                                                            180,000                  191,063

Lower Colorado River Authority, Revenue

   Zero Coupon, 1/1/2003 (Insured; AMBAC)                                                     1,000,000                  899,520

Westminster, MFHR (Semper Village Apartments)

   5.95%, 9/1/2006 (Guaranteed; AXA Reinsurance)                                              1,830,000                1,874,359

DELAWARE--3.9%

Delaware Economic Development Authority, Revenue

  (Delaware State University Project):

      4%, 10/1/2010 (Insured; MBIA)                                                             805,000                  738,523

      4.10%, 10/1/2011 (Insured; MBIA)                                                          835,000                  761,161

      4.20%, 10/1/2012 (Insured; MBIA)                                                          830,000                  751,399

      4.30%, 10/1/2013 (Insured; MBIA)                                                          905,000                  815,658

      4.40%, 10/1/2014 (Insured; MBIA)                                                          915,000                  823,601

FLORIDA--1.5%

Palm Beach County, Criminal Justice Facilities Revenue

   5.90%, 6/1/2008 (Insured; FGIC)                                                            1,400,000                1,486,282

HAWAII--4.7%

Hawaii 5.80%, 1/1/2005                                                                        1,000,000                1,045,590

Hawaii Harbor, Capital Improvement Revenue

   6.20%, 7/1/2008 (Insured; FGIC)                                                            1,000,000                1,060,200

Hawaii Housing & Community Development Corp.

  Single Family Mortgage Purchase Revenue

   6.05%, 7/1/2010                                                                            1,490,000                1,554,457

Honolulu City and County, Wastewater System Revenue

   4.40%, 7/1/2011 (Insured; FGIC)                                                            1,100,000                1,031,646

INDIANA--1.1%

Indiana Transportation Finance Authority,

   Airport Facilities LR (United Air) 6.25%, 11/1/2003                                        1,000,000                1,046,080

KANSAS--1.7%

Dodge Unified School District

   (Ford County Number 443)
   4.50%, 9/1/2015 (Insured; FSA)                                                             1,855,000                1,673,340

LOUISIANA --.9%

Jefferson Parish Hospital Service District, HR

   4.85%, 7/1/2013                                                                              950,000                  910,062

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MAINE--1.9%

Maine Health and Higher Educational Facilities Authority,

   Revenue 4.625%, 7/1/2015 (Insured; MBIA)                                                   2,090,000                1,911,995

MARYLAND--2.5%

Northeast Waste Disposal Authority, RRR

   (Baltimore Resco Retrofit Project) 4.75%, 1/1/2012                                         2,910,000                2,478,592

MICHIGAN-4.1%

Greater Detroit Resource Recovery Authority, Revenue

   6.25%, 12/13/2008 (Insured; AMBAC)                                                         1,000,000                1,104,170

Michigan Hospital Finance Authority, HR

   (Genesys Health System) 7.10%, 10/1/2002                                                     860,000                  906,664

Taylor Tax Increment Finance Authority

   (Tax Increment) 4.50%, 5/1/2011 (Insured; FSA)                                             2,180,000                2,072,417

MINNESOTA--1.7%

Minneapolis and St. Paul Metropolitan Apartments Commission

   4.50%, 1/1/2015                                                                            1,890,000                1,704,988

MISSOURI--3.5%

Branson Reorganization School District Number R-4

  (School District Direct Deposit Program)

   4.375%, 3/1/2018 (Insured; AMBAC)                                                          1,350,000                1,168,385

Jackson County, Leasehold Revenue

   (Truman Sports Complex)
   4.25%, 12/1/2011 (Insured; AMBAC)                                                          1,250,000                1,151,238

North Kansas City, HR 4.50%, 11/15/2015 (Insured; AMBAC)                                      1,325,000                1,178,892

NEW JERSEY--2.5%

Essex County Utilities Authority, Solid Waste Revenue

   Hamilton Township 4.30%, 10/1/2010 (Insured; FGIC)                                         1,025,000                  974,683

   Zero Coupon, 4/1/2011 (Insured; FSA)                                                       1,000,000                  587,150

New Jersey 4.75%, 8/1/2015                                                                    1,000,000                  951,170

NEW YORK--4.9%

Monroe County 4.375%, 3/1/2010                                                                1,000,000                  966,400

New York State Housing Corp., Revenue 6%, 11/1/2003                                           1,500,000                1,564,935

New York State Thruway Authority

  Service Contract Revenue

   (Local Highway and Bridge) 5.75%, 4/1/2006                                                 1,000,000                1,051,750

Oyster Bay, Public Improvement 4.15%, 2/15/2009                                               1,315,000                1,249,197

NORTH CAROLINA--1.4%

North Carolina Eastern Municipal Power Agency,

   Power System Revenue 7%, 1/1/2008                                                          1,250,000                1,370,463


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO--2.2%

Alliance, Sewer System Revenue 6%, 10/15/2010                                                 2,060,000                2,196,393

PENNSYLVANIA--27.0%

Allegheny County Hospital Development
  Authority, Revenue (UPMC Health Systems)

   4.625%, 12/15/2015                                                                         4,000,000                3,593,080

Berks County Municipal Authority, Revenue

   (Phoebe--Devitt Homes Project) 5.50%, 5/15/2011                                            1,000,000                  902,500

Butler County Hospital Authority,
   Health Center Revenue

   (St. Francis Health Care Project) 6%, 5/1/2008                                             1,860,000                1,737,798

Cambria County 6.625%, 8/15/2014                                                              3,550,000                3,864,494

Coatesville Area School District

   4.60%, 10/1/2012 (Insured; FSA)                                                            1,360,000                1,297,630

Crawford School District

   4.40%, 2/15/2012                                                                           1,480,000                1,378,605

Dubois Area School District

   3.40%, 11/15/2001 (Insured; FSA)                                                           1,140,000                1,123,778

Harrisburg Authority, Office and Parking Revenue

   5.50%, 5/1/2005                                                                              650,000                  636,110

   5.75%, 5/1/2008                                                                            1,000,000                  971,580

Harrisburg Redevelopment Authority, Revenue

   Zero Coupon, 11/1/2017 (Insured; FSA)                                                      2,750,000                1,040,930

Lancaster County Hospital Authority, Revenue

  (Lancaster General Hospital Project)

   4.75%, 7/1/2011                                                                              800,000                  772,664

Northhampton County Hospital Authority, Revenue

   (Easton Hospital) 6.90%, 1/1/2002                                                          1,015,000                1,019,344

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              200,000                  205,098

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating A) 6.40%, 1/1/2009                                             1,000,000                  989,110

Pennsylvania Higher Educational Facilities Authority, Revenue:

   University Health Services 5.35%, 1/1/2008                                                 4,500,000                4,348,035

   UPMC Health System 4.65%, 8/1/2012                                                         1,920,000                1,794,086

Philadelphia Hospitals and Higher Education Facilities

  Authority, Revenue (Northwestern Corp.)

   6.50%, 6/1/2004 (Prerefunded 6/1/2003)                                                     1,055,000  (a)           1,120,357

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND--1.1%

Rhode Island, Consolidated Capital Development Loan

   5.95%, 8/1/2013 (Insured; MBIA)                                                            1,000,000                1,037,290

SOUTH CAROLINA--1.5%

Charleston County, Alliance Health Services Revenue Care

   4.80%, 8/15/2013 (Insured; FSA)                                                            1,600,000                1,513,456

TENNESSEE--3.0%

Blount County, HR 4.50%, 7/1/2011 (Insured; AMBAC)                                            1,000,000                  941,330

Memphis 4.50%, 10/1/2011                                                                      2,135,000                2,042,298

TEXAS--4.7%

Brazos Higher Education Authority, Student Loan Revenue

   6.20%, 12/1/2002                                                                             180,000                  185,989

Irving Hospital Authority, HR (Irving Healthcare Systems)

   5.70%, 7/1/2008 (Insured; FSA)                                                             1,675,000                1,738,114

Mesquite Health Facilities Development Corporation

  Retirement Facilities Revenue (Christian Retirement Facility):

      5.70%, 2/15/2002                                                                          285,000                  285,832

      5.80%, 2/15/2003                                                                          315,000                  316,244

San Antonio, Water Revenue:

   6.30%, 5/15/2004 (Insured; FGIC, Escrowed to Maturity)                                       100,000                  106,300

   6.30%, 5/15/2004 (Insured; FGIC)                                                             900,000                  943,227

Waco 6%, 2/1/2004 (Insured; FGIC)                                                             1,070,000                1,120,429

UTAH--1.6%

Salt Lake County Municipal Building Authority, LR

   6.15%, 10/1/2010 (Insured; MBIA)                                                           1,450,000                1,542,003

VIRGINIA--2.4%

Brunswick County Industrial Development Authority,

   Correctional Facility LR 5.55%, 7/1/2008 (Insured; MBIA)                                   1,325,000                1,398,445

Virginia Housing Development Authority

   Commonwealth Mortgage 5.75%, 1/1/2001                                                      1,000,000                1,003,560

WASHINGTON--1.2%

Washington Health Care Facilities Authority, Revenue

  (Gray Harbor Community Hospital)

   5.75%, 7/1/2010 (Insured; Asset Guaranty)                                                  1,180,000                1,229,312

WEST VIRGINIA--1.4%

West Virginia Hospital Finance Authority, HR

  (West Virginia University Hospital)

   4.40%, 6/1/2010 (Insured; AMBAC)                                                           1,490,000                1,401,688

WISCONSIN--2.4%

Kenosha Zero Coupon, 10/15/2008 (Insured; FSA)                                                2,000,000                1,326,480

Wisconsin, Transportation Revenue 5.40%, 7/1/2004                                             1,000,000                1,015,340


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WYOMING--.8%

Wyoming Farm Loan Board, Capital Facilities Revenue

   Zero Coupon, 10/1/2004                                                                     1,000,000                  823,920

U.S. RELATED--8.4%

Puerto Rico Commonwealth Highway and Transportation

  Authority, Highway Revenue

   5.40%, 7/1/2006                                                                            8,000,000                8,286,320

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $98,032,779)                                                                                                 98,036,310
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.0%
--------------------------------------------------------------------------------

TEXAS--1.0%

Gulf Coast Waste Disposal Authority, SWDR, VRDN

   (Amoco Oil Co. Project) 4.35%                                                              1,000,000  (b)           1,000,000

VIRGINIA--1.0%

Roanoke Industrial Development Authority, HR, VRDN

   (Roanoke Memorial Hospitals) 4.25%                                                         1,000,000  (b)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,000,000)                                                                                                   2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $100,032,779)                                                            100.7%              100,036,310

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.7%)                (723,716)

NET ASSETS                                                                                       100.0%               99,312,594



                                                                   The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                American Municipal Bond

                         Assurance Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty

                         Insurance Company

FSA                  Financial Security Assurance

HR                   Hospital Revenue

LR                   Lease Revenue

MBIA                 Municipal Bond Investors

                         Assurance Insurance Corporation

MFHR                 Multi-Family Housing Revenue

RRR                  Resources Recovery Revenue

SWDR                 Solid Waste Disposal Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              61.0

AA                               Aa                              AA                                               11.0

A                                A                               A                                                16.5

BBB                              Baa                             BBB                                               5.3

BB                               Ba                              BB                                                1.7

F-1+ & F-1                       MIG1, VMIG1, & P1               SP1 & A1                                          2.0

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     2.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES  PAYABLE  ON  DEMAND.  THE  INTEREST  RATE,  WHICH IS SUBJECT TO
     CHANGE,  IS BASED  UPON BANK  PRIME  RATES OR AN INDEX OF  MARKET  INTEREST
     RATES.

(C)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

(D)  AT AUGUST 31, 2000,  THE  PORTFOLIO HAD  $26,883,339  (27.1% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           100,032,779   100,036,310

Cash                                                                    466,721

Interest receivable                                                   1,199,595

Prepaid expenses                                                          6,116

                                                                    101,708,742
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            25,909

Payable for investment securities purchased                           2,241,040

Payable for shares of Common Stock redeemed                             100,077

Accrued expenses and other liabilities                                   29,122

                                                                      2,396,148
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       99,312,594
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      99,290,975

Accumulated net realized gain (loss) on investments                      18,088

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                                 3,531
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       99,312,594
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)       7,618,218

NET ASSET VALUE, offering and redemption price per share ($)              13.04

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF OPERATIONS

Year Ended August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,288,715

EXPENSES:

Management fee--Note 3(a)                                              597,088

Shareholder servicing costs--Note 3(b)                                 109,621

Auditing fees                                                           24,729

Registration fees                                                       17,146

Custodian fees                                                          10,588

Prospectus and shareholders' reports                                     8,129

Legal fees                                                               2,205

Directors' fees and expenses--Note 3(c)                                  1,880

Loan commitment fees--Note 2                                             1,006

Miscellaneous                                                           15,292

TOTAL EXPENSES                                                         787,684

Less--reduction in management fee due to

   undertaking--Note 3(a)                                             (338,862)

NET EXPENSES                                                           448,822

INVESTMENT INCOME--NET                                               4,839,893
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 32,925

Net unrealized appreciation (depreciation) on investments            1,015,414

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,048,339

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,888,232

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                             -----------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,839,893            4,620,307

Net realized gain (loss) on investments            32,925              440,113

Net unrealized appreciation (depreciation)
   on investments                               1,015,414           (5,337,383)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,888,232             (276,963)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (4,839,893)          (4,620,307)

Net realized gain on investments                  (77,216)            (664,088)

TOTAL DIVIDENDS                                (4,917,109)          (5,284,395)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  20,024,320           44,457,031

Dividends reinvested                            3,723,719            4,182,372

Cost of shares redeemed                       (35,750,983)         (25,394,294)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (12,002,944)          23,245,109

TOTAL INCREASE (DECREASE) IN NET ASSETS       (11,031,821)          17,683,751
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           110,344,415           92,660,664

END OF PERIOD                                  99,312,594          110,344,415
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,579,596            3,315,861

Shares issued for dividends reinvested            293,677              312,283

Shares redeemed                                (2,819,002)          (1,895,459)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (945,729)           1,732,685

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                               Year Ended August 31,
                                    --------------------------------------------

                                                                 2000        1999       1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.88       13.56      13.25          12.83         12.95

Investment Operations:

Investment income--net                                            .62         .61        .63            .66           .65

Net realized and unrealized

   gain (loss) on investments                                     .17        (.58)       .47            .45          (.12)

Total from Investment Operations                                  .79         .03       1.10           1.11           .53

Distributions:

Dividends from investment income--net                            (.62)       (.61)      (.63)          (.66)         (.65)

Dividends from net realized
   gain on investments                                           (.01)       (.10)      (.16)          (.03)           --

Total Distributions                                              (.63)       (.71)      (.79)          (.69)         (.65)

Net asset value, end of period                                  13.04       12.88      13.56          13.25         12.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.36         .11       8.51           8.95          4.07
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45         .45        .45            .24           .39

Ratio of net investment income

   to average net assets                                         4.86        4.55       4.68           5.07          5.01

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .34         .33        .36            .56           .46

Portfolio Turnover Rate                                         40.46       60.65      15.38          64.65         54.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          99,313     110,344     92,661         66,372        46,598

SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the " fund" ), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the portfolio's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $4,638 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d)  Federal  income  taxes:  It  is  the policy of the portfolio to continue to
qualify   as   a   regulated   investment  company,  which  can  distribute  tax

exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expense, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 . 45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $338,862 during the period ended August 31, 2000.

(b) Under the Shareholder Services Plan, the portfolio reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as
answering    shareholder     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2000, the portfolio was charged $79,275 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2000, the portfolio was charged $20,290 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2000, amounted to $38,913,399 and $47,684,471, respectively.

At August 31, 2000, accumulated net unrealized appreciation on investments was $3,531, consisting of $1,984,214 gross unrealized appreciation and $1,980,683 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC Intermediate Municipal Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Intermediate Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Intermediate Municipal Bond Portfolio at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                  /s/Ernst & Young LLP

New York, New York

October 9, 2000

                                                       The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2000 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.



NOTES

For More Information

Dreyfus BASIC Intermediate Municipal Bond Portfolio

200 Park Avenue

New York, NY 10166

Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   126AR008